Exhibit 99.2

1 NASDAQ: STAA Q2 2014 Results – Investor Presentation July 31, 2014

# Forward-Looking Statements

All statements in this press release that are not statements of historical fact are forward-looking statements, including statements about any of the following: any projections of earnings, revenue, sales, profit margins, cash, effective tax rate or any other financial items; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans; metrics for 2014; statements regarding new or improved products, including but not limited to, expectations for success of new or improved products in the U.S. or international markets or government approval of new or improved products (including the Toric ICL in the U.S.); the nature, timing and likelihood of resolving issues sited in the FDA's Warning Letter; future economic conditions or size of market opportunities; expected IOL backorder position; expected costs of Monrovia facility expansion; expected costs and savings from business consolidation plans and the timetable for those plans; statements of belief, including as to achieving 2014 growth plans or metrics; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing. Important additional factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the company's Annual Report on Form 10-K for the year ended January 3, 2014, under the caption "Risk Factors," and also in the company's Quarterly Report on Form 10-Q for the quarter ended July 4, 2014, under the caption "Risk Factors," both of which are on file with the Securities and Exchange Commission and available in the "Investor Information" section of the company's website under the heading "SEC Filings.

These statements are based on expectations and assumptions as of the date of this press release and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: our limited capital resources and limited access to financing; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non-reimbursed elective procedures; the challenge of managing our foreign subsidiaries; backlog or supply delays as we fully integrate our manufacturing facility consolidation; the risk of unfavorable changes in currency exchange rate; the discretion of regulatory agencies to approve or reject new or improved products, or to require additional actions before approval (including but not limited to FDA requirements regarding the TICL and/or actions related to the FDA Warning Letter); unexpected costs or delays that could reduce or eliminate the expected benefits of our consolidation plans; the risk that research and development efforts will not be successful or may be delayed in delivering for launch; the purchasing patterns of our distributors carrying inventory in the market; the willingness of surgeons and patients to adopt a new or improved product and procedure; patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market, and a general decline in the demand for refractive surgery particularly in the U.S. and the Asia Pacific region, which STAAR believes has resulted from both concerns about the safety and effectiveness of laser procedures and current economic conditions. The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States.

In addition, to supplement the GAAP numbers, this presentation includes supplemental non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. "Adjusted Net Income" excludes the following items that are included in "Net Income (Loss)" as calculated in accordance with U.S. generally accepted accounting principles ("GAAP"): manufacturing consolidation expenses, gain or loss on foreign currency transactions, Spain distribution transition cost, the fair value adjustment of outstanding warrants issued in 2007, stock-based compensation expenses and FDA TICL Panel expenses. A table reconciling the GAAP information to the non-GAAP information is included in our financial release which can be found in our Form 8-K filed on April 28, 2014 and also available on our website.

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STAAR SURGICAL

Agenda 2014 Annual Objectives Barry G. Caldwell Chief Executive Officer Q2 & YTD Key Financial Results Steve Brown Chief Financial Officer Operational Updates Barry G. Caldwell Chief Executive Officer 3 Q&A Session Your Questions

Key Operating Metrics for 2014 Annual Objectives • Annual Key Operating Metrics established at the beginning of 2014 are Annual Objectives to Which We Report Our Progress Quarterly – Revenue Growth of 8% to 10% – ICL Revenue Growth of 20% – Gross Margin Expansion of 300 bps – GAAP Profitable Full Year – Successfully Complete Manufacturing Consolidation by Mid - Year 4

2014 Annual Objectives Report Revenue Growth • Q2 Revenue Growth of 10% to $20.0M – $20.1M in Constant Currency (CC )/+11% – Value in Q2 2013 was 99.4 yen to USD/Q2 2014 was 101.9 • Visian ICL Revenue 60.7% of Total vs. 62.0%, IOL 32.1% vs. 32.3% • Other Low Margin Sales increased 39% • 7.2% of Revenue vs. 5.7% • H1 Revenue Growth of 11% to $40.2M/13% Growth in CC • See Opportunity for Expansion of Growth in H2 5

2014 Annual Objectives Report Revenue Growth (IOL Growth) • Q2 Sales Were $ 6.4M, Increase of $0.6M or 10% – Driven by 117% Increase in Europe, 65% Increase in China • IOL Units Increased 17% during the Quarter – Driven by 99% Unit Increase in Europe, 70% in China • Approximately $ 0.2M Backorders Remain for Europe – Backorders reduced by one half during Quarter • Supply of KS - IOLs Looks Even More Promising for H2 – Seeing the Results from Japan Q1 Investments in Consigned Accounts – Initiated KS - IOL Sales to one New Market in Europe, Plan Another in H2 6

Japan EMEA U.S. China Total Revenue in CC +$609k with Unit Increase of 17% 2014 Annual Objectives Report Q2 IOL Revenue and Unit Growth - 10% / - 9% - 11% +117% +65% +10% - 11% +99% - 12% +70% +17% Japan EMEA U.S. China Total Q2 14 Q2 13 Revenue Growth of 10% Unit Growth of 17%

Visian ICL Revenue & Procedures Increase in 9 of 12 Key Markets 2014 Annual Objectives Report Q2 ICL Growth (Continue to Gain Share Globally) APAC EMEA NA Total APAC EMEA NA Total Q2 14 Q2 13 Revenue Growth of 8% APAC +2% EMEA +22% NA (1%) Procedure Growth of 5% APAC +1% EMEA +16% NA (7%)

Visian ICL Revenue & Procedures Increase in 10 of 12 Key Markets 2014 Annual Objectives Report H1 ICL Growth (Continue to Gain Share Globally) APAC EMEA NA Total APAC EMEA NA Total Q2 14 Q2 13 Revenue Growth of 12% APAC +9% EMEA +24% NA (8%) Procedure Growth of 9% APAC +8% EMEA +20% NA (13%)

2014 Annual Objectives Report Gross Margin Expansion of 300 bps for Full Year • Headwinds Continue in Three Areas: • Geographic Mix of IOL Sales • Start up Costs for ICL in U.S. Higher • Increased Sales of Lower Margin IOL Injectors • Do Not Expect to Make up H1 Shortfalls in Gross Margin unless Something currently Not in our Projections were to Occur • Will Continue to Strive to Expand Gross Margin H2, but Not Likely to Achieve 300 bps for Full Year 10

2014 Annual Objectives Report GAAP Profitable for Full Year • Not Profitable in Q2 or H1 • Investment Spending in R&D and Sales and Marketing • Higher Expenses in General and Administrative • H2 Expect Higher Sales with Lower Operating Expenses due mainly to FDA Panel Expenses H1 offset to Some Degree by Other Expenses • Profitability of the Year Remains the Objective 11

2014 Annual Objectives Report Manufacturing Consolidation • Approximately 77% of ICLs Manufactured during Q2 Manufactured in U.S. – Excluding the over 6,500 TICLs Manufactured for U.S. in Switzerland • Last Production in Switzerland was Completed before the end of June • ICL Inventory 33% higher than end of 2013, +90% from end of Q2 2013 • Space and Equipment Remain if the Need were to Arise to Manufacture Additional ICLs in Switzerland • Our former Employees in Japan and Switzerland Deserve a Salute for their Total D edication to the Completion of this Project – Since beginning of 2012: 130 Employees Hired & 96 Employees Released 12

Q2 Adds to Solid Start to 2 014 Puts and Takes for H2 • Revenue Growth Exceeded Expectations for the Q2 & H1 – See Opportunities to Expand During H2 – KS - IOL Supply Appears to be Getting Stronger • Enhanced ICL Growth to be Driven by Penetration of New ICL Products • Expect to See Gross Margin Improvement from Completion of Consolidation though Continued Headwinds from Higher IOL Injector sales • Target Profitable H2 despite some Increased Spending Not Previously Planned 13

Q2 Key Financial Results Topics to Discuss • GAAP and non - GAAP P&L • Gross Margin Expansion Plan • Operating Expenses • Tax Provisions for the Year 14

Q2 Key Financial Results 15 Q2 2014 Q2 2013 Change Revenue $20,048 $18,164 +$1,884/+10% Gross Profit $13,667 $12,620 +$1,047/+8% Gross Profit Margin 68.2% 69.5% (130bps) Operating Expenses $15,057 $11,926 +$3,131/+26% Income Before Taxes $(1,422) $ 877 $(2,299) Income Taxes $ 367 $ 599 $ 232 Net Income $ (1,789) $ 278 $(2,067) Net Income per Diluted Share $(0.05) $0.01 $(0.06) 2014 GAAP ($ 000’s, except per share)

Q2 Key Financial Results 2014 Non - GAAP Measures ($ 000’s, except per share ) 16 Measure Q2 2014 Q2 2013 GAAP Net Income (loss) $(1,789) $278 Mfg. Consolidation Expenses $165 $613 Spain Distribution Transition Cost ---- ---- Foreign Currency Impact $134 $(77) Adjustment of Warrant Value ---- ----- Stock - based Compensation Expense $1,683 $985 FDA TICL Panel Expenses $ 98 ---- Adjusted Net Income $ 291 $1,799 Adjusted Net Income Per Share $0.01 $0.05

H1 Key Financial Results 17 H1 2014 H1 2013 Change Revenue $40,226 $36,165 +$4,061/+11% Gross Profit $27,551 $25,274 +$2,277/+9% Gross Profit Margin 68.5% 69.9% (140bps) Operating Expenses $30,283 $23,496 +$6,787/+29% Income Before Taxes $(2,532) $ 1,663 $(4,225) Income Taxes $ 586 $ 914 $ 328 Net Income $ (3,148) $ 749 $(3,897) Net Income per Diluted Share $(0.08) $0.02 $(0.10) 2014 GAAP ($ 000’s, except per share )

H1 Key Financial Results 2014 Non - GAAP Measures ($000’s, except per share ) 18 Measure H1 2014 H1 2013 GAAP Net Income (loss) $(3,148) $749 Mfg. Consolidation Expenses $334 $1,514 Spain Distribution Transition Cost ---- $442 Foreign Currency Impact $68 $264 Adjustment of Warrant Value ---- $ (27) Stock - based Compensation Expense $3,183 $2,019 FDA TICL Panel Expenses $1,492 ---- Adjusted Net Income $1,929 $4,961 Adjusted Net Income Per Share $0.05 $0.13

Gross Margin Expansion Opportunities and Headwinds • Three Headwinds to Gross Margin Totaled Negative Impact of 450 BPS • The Geographic Mix of Increased KS - IOL Sales • Negative Impact of 230 bps during Q2, Expect to Improve H2 • Increase of Lower Gross Margin IOL Injectors • Negative Impact of 8 0 bps during Q2, Headwind will Continue H2 • Start Up Costs of Manufacturing ICL in U.S. (Learning Curve) • Negative Impact of 140 bps during Q2, Expect to Improve H2 • Expect to see Enhanced ICL Growth with Increased ASP on New Products H2 • ICL Selling Price Increased by 3% in Q2 • Expect to Improve Gross Margin in H2 • Do not Expect to Be Able to Offset for H1 Headwinds in H2 unless New Opportunities appear Not Currently in our Planning 19

Operating Expenses Q2 Expenses • R&D Increased by $0.8M • Consultant expenses for Regulatory Approvals and Response to FDA Warning Letter • C osts to complete the Preloaded ICL & get V6a ICL to initial Clinical Evaluations • Sales and Marketing Increased by $1.4M • Some of Increase Related to Anticipated Launch of TICL in U.S . • Increased Presence at Ophthalmic Shows during the Quarter • G&A Increased by $1.4M • Increased Stock Compensation Expense of $700k Due to Higher Stock Price • Accrual Higher for Bonus Plan based upon Target Objectives Tracking Closely to Plan 20

Tax Provisions for 2014 How the Year Has Progressed • Income Tax Provision of $367k for Q2 2014 vs. $599k for Q2 2013 • Effective Tax Rate of 26% for Q2 • H1 Tax Provision of $586k vs. $914k in PY H1 • Effective Tax Rate of 23% for H1 • Profitability in Certain Regions Generate a Tax Liability though not Profitable in Total • Effective Tax Rate could be somewhat Higher or Lower in Q3 and Q4 • Expect Improved Tax Rate in H2 as we work through Inventory of Swiss Manufactured ICLs and Transition to U.S. Manufactured ICLs • Partial Tax Benefits from Consolidation in H1 with Greater Realization in 2015 21

2014 Key Financial Results Outlook • Gross Margin Expected to Show Recovery • H2 Should provide Expansion due to Consolidation • Increased Supply of the KS IOLs should Drive Sales into Higher Gross Margin Markets • Gross Margins should Benefit from the Commercialization of New Product Approvals • Lower Gross Margin Injector Sales will Continue to be a Drag • Operating Expenses • G&A Increases Expected to be Minimized • Continue to Invest in Sales and Marketing for Revenue Growth • Costs Associated with Warning Letter cost expected to be approximately $500k during H2 • Tax Provision for the Year • May be Some Potential Upside 22

Operational Updates Opportunities and Challenges H2 • Warning Letter • Preloaded ICL Approval in Europe and Launch Plans • V6a ICL Plans for H2 • Regulatory Approvals in Process • ESCRS Plans 23

Operational Updates FDA GMP Inspections Past 8 Years at STAAR Facilities Year Monrovia Nidau Aliso Viejo 2006 August ( No Observations ) Sept. ( No Observations ) August ( No Observations ) 2007 2008 2009 Feb. (3 Observations) June (2 Observations) 2010 Nov. ( No Observations ) 2011 2012 Jan. ( No Observations ) April ( No Observations ) 2013 August (3 Observations) 24

2/10 Inspection 3/21 483 Issued 4/11 Initial Response to 483 5/12 1 st Monthly Update 5/27 WL Received 6/13 2 nd Update, 483 & WL Data 7/18 3 rd Update + 483 & WL Data Operational Updates Inspection February 10 to March 21 Resulted in Warning Letter • We Take this Seriously and Diligently Working to Resolve – A Total of Four Responses to the Agency with Data – Three Proactive Monthly Progress Reports with Two Including Additional Data • Four Key Categories Under Review – Design Control Documents from Nidau – Validation of Software for On - Line Calculator – Data Collection and Trending on ICL Vault Complaints – Shelf Life Data on the ICL Product 25

® Operational Updates Preloaded ICL Eliminates Multiple Steps during Procedure

Operational Updates Preloaded ICL Launch Plan in European Markets 27 • Preloaded ICL with Enhanced Optics – Saves Procedure Time – Learning Curve Shortened – More Consistent Delivery – Enhanced Optic Design Increases Useful Optical Zone to Benefit Patients with Larger Pupils • New IP around Product – Design and new nanoCOAT™ Technology to Assure Integrity of ICL Delivery • CE Market Approval end of June – Initial Focus on Key Surgeon Evaluations – Full Launch at ESCRS meeting in London during September – Q4 Commercialization in Approved Markets

Operational Updates V6a ICL Plans for H2 28 • Differentiates ICL for Myopic Patients Nearing Age 40 Who Will Need Near & Intermediate Adds • Goal To Add Near - Vision Enhancement Capability – Treats the Early Onset and Progression of Presbyopia – Adds ≈2.0 Diopters of Near While Providing Good Intermediate • V6a ICLs currently being manufactured for Initial Confirmatory Study • Patients currently being Recruited • Hope to have some Initial Data to Present at ICL Users Meeting Pre - ESCRS – If not, Data will be Presented at AAO • Expect Approval and Launch in CE Markets H1 of 2015

Operational Updates Regulatory Approvals in Process 29 • ICL with CentraFLOW in China – Positive Experts Panel Meeting on May 15 th – Response Prepared for Follow up Questions from CFDA – Decision Expected within 105 Working Days • TICL in U.S. – Have Provided Data to Agency since Favorable Advisory Panel Vote upon Request • Data in Regard to the Sensitivity Analysis on Protocol Deviations • ICL Calculator Software for U.S. Market – Questions from Agency in July requiring Additional Data

Operational Updates ESCRS Plans (Visian ICL Experts Meeting) 30 • Goal is for 300 Attending ICL Surgeons – Nearly Double of Attendance in 2013 – Over 240 currently Confirmed Attendance • Key Topics for Meeting – Success of ICL with CentraFLOW – Surgeon Experience with the Preloaded ICL – Plan for some Initial Data on the V6a ICL • Plan for a Dedicated Session for Chinese Surgeons on CentraFLOW

# Operational Updates
## ESCRS Plans

- Largest Exhibit Presence in our History at ESCRS
- Focused Products will be Preloaded ICL and nanoFLEX Toric IOL
- Planned Booth Presentations
  - Featuring Preloaded ICL Experience, CentraFLOW Experience and Early Experience with the V6a ICL
- Lunch Symposium on ICL Planned for 250+ Surgeons


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STAAR SURGICAL

• Expanded ICL with CentraFLOW approvals to Key Markets – Japan March 3 rd Approval – China May Experts Panel Meeting May 15 th Positive • CE Mark Approval of Preloaded ICL at End of June, Launch at ESCRS Meeting • Have Provided Additional Information, as Requested, to FDA after Favorable Vote at FDA Panel Meeting March 14 th • P&L Contributions from Consolidation Benefits H2 14 • Increased Supply of Preloaded Acrylic IOLs in H2 14 • Confirmatory Study of V6a to Start Q3 32 Key Drivers for Growth Upcoming STAAR Catalysts

Upcoming Investor Meetings • August 12 th at Wedbush Healthcare Conference in New York City • August 13 th at Canaccord Genuity Conference in Boston • Planned Investor Road Show August 19 th & 20 th • ICL Experts Meeting in London September 11 th & 12 th Pre - ESCRS • Investor Breakfast at AAO on Saturday October 18 th in Chicago – Expect to Share Clinical Experiences with Preloaded & Data on V6a ICL • We Expect to Report our Q3 Results on October 29 th 33

Thank You YOUR QUESTIONS PLEASE 34

35 NASDAQ: STAA Q2 2014 Results – Investor Presentation July 31, 2014